EXHIBIT  10.3

  BRITISH                           Ministry  of Employment and Investment
  COLUMBIA                              Energy  and  Minerals  Division
                                            Mineral  Titles  Branch

                              Mineral Tenure Number
                                Section 57 and 58

                              BILL OF SALE ABSOLUTE

Indicate  Type  of  Title:   MINERAL
               (Mineral  or  Placer)

MINING  DIVISION:  ALBERNI  M.D.

SELLER                    PURCHASER

I,  PAUL  SAULNIER                    HENLEY  VENTURES  INC.
RR#2  Site  222  C4                   3rd  Floor  - 830 West Pender Street
Port  Alberni,  B.C.                  Vancouver,  British  Columbia
V9Y  7L6      (250)  724-1309         V6C  1J8

Client  Number:  123745

For  and  in  consideration  of  the  sum  of  ONE  dollars  ($1.00)

Paid to me, do hereby sell the interest as specified below in the following mineral titles:

     CLAIM  NAME  OR  LEASE          TENURE          PERCENTAGE  OF
             TYPE                    NUMBER          TITLE  BEING  SOLD
             ----                    ------          ------------------

            HV  -  1-10                                  100%


I declare that I have a good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

          Jan.  25,  2001
          ---------------
                (Date)

          /s/  "P.  Shoemaker"               /s/  "P.  Saulnier"
          --------------------               -------------------
       (Signature  of  Witness)            (Signature  of  Seller)

If a corporation, either the corporate seal or signature of a signing officer with position in corporation stated.